SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     February 9, 1998
                                                 -----------------------

                          CASE RECEIVABLES II INC.
             (Exact Name of Registrant as Specified in Charter)


        Delaware                     33-99298                76-0439709
(State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)         Identification No.)


233 Lake Avenue, Racine, Wisconsin                             53403
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code     (414) 636-6011
                                                    -------------------------

                  233 Lake Avenue, Racine, Wisconsin 53403
       (Former Name or Former Address, if Changed Since Last Report)










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         Item 5.  Other Events

         On February 9, 1998, the registrant made available to prospective investors a term sheet (the "Term Sheet") setting forth a description of the initial collateral pool and the proposed structure for the issuance of $614,062,000 aggregate principal amount of asset-backed notes by Case Equipment Loan Trust 1998-A. The Term Sheet is attached hereto as Exhibit 99.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 99 Term Sheet dated February 9, 1998 of Case Equipment Loan Trust 1998-A




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CASE RECEIVABLES II INC.
                                                     (Registrant)


Dated: February 10, 1998                       By:   /s/ Peter Hong
                                                    ----------------------
                                                          Peter Hong

                               Exhibit Index


Exhibit 99        Term Sheet dated February 9, 1998 of Case Equipment Loan
                  Trust 1998-A